UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2022

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.25	RWLK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously announced by ReWalk Robotics Ltd. (the “Company”) in a Current Report on Form 8-K filed on December 17, 2021, Ori Gon, the Company’s former Chief Financial Officer, and Principal Financial Officer and Principal Accounting Officer resigned from the Company, effective March 12, 2022. Mr. Gon’s resignation was to pursue another career opportunity and was not the result of any disagreement with the Company regarding its operations, policies (including accounting or financial policies) or practices. The Company is continuing its search process to identify Mr. Gon’s successor.

On March 12, 2022, the Board of Directors of the Company appointed Almog Adar, the Company’s Director of Finance and Corporate Financial Controller, to serve as the Company’s Principal Financial Officer and Principal Accounting Officer for Securities and Exchange Commission purposes, effective as of March 12, 2022.

Mr. Adar, 38, has served as the Company’s Director of Finance since December 2021 and as the Company’s Corporate Financial Controller since January 2020. Before joining the Company, Mr. Adar served as Controller of Infinya recycling Ltd (Previously Amnir Recycling)., from January 2018 until December 2019. From January 2016 until December 2017, Mr. Adar served as Assistant Controller of Delta Galil Industries. Mr. Adar has a Bachelor of Arts degree in Accounting and Economics  from the Open University of Israel and is a Certified Public Accountant licensed by the Israeli Ministry of Justice.

There are no arrangements or understandings between Mr. Adar and any other persons pursuant to which he was appointed the Company’s Principal Financial Officer and Principal Accounting Officer. There is no family relationship between Mr. Adar and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any transactions with Mr. Adar that would require disclosure pursuant to Item 404(a) of Regulation S−K under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.
Dated: March 16, 2022	By:	/s/ Larry Jasinski
	Name:	Larry Jasinski
	Title:	Chief Executive Officer